Exhibit 99.1

Investor Contact:                         Media Contact:
Lindsey Opsahl                        Leslie Wojcik
SEI                                    SEI
+1 610-676-4052                        +1 610-676-4191
lopsahl@seic.com                        lwojcik@seic.com
Pages:        8

FOR IMMEDIATE RELEASE
SEI Reports First-Quarter 2021 Financial Results
OAKS, Pa., April 21, 2021 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the first-quarter 2021. Diluted earnings per share were $0.89 in first-quarter 2021 compared to $0.72 in first-quarter 2020.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended March 31,
	2021	2020	%

Revenues	$455,686	$414,762	10%
Net income	129,470	109,242	19%
Diluted earnings per share	$0.89	$0.72	24%
“Our first-quarter results reflect positive capital market performance. We continue to execute our business strategies across the company and invest in the strength and expansion of the solutions we bring to our target markets,” said Alfred P. West, Jr., SEI Chairman and CEO. “We had solid sales results in processing and operational services, helping us offset the anticipated headwinds our asset management businesses face.”

“Our long-term success is built on a strong foundation of advancing our suite of solutions, leading in our markets, effectively executing strategies, and soundly managing finances—all backed by a talented workforce. We will continue to drive our success forward for the benefit of our clients, employees, communities and shareholders.”

Summary of First-Quarter Results by Business Segment

	For the Three Months Ended March 31,
(In thousands)
	2021	2020	%
Private Banks:
Revenues	$117,608	$113,221	4%
Expenses	110,724	110,653	—%
Operating Profit	6,884	2,568	168%
Operating Margin	6%	2%

Investment Advisors:
Revenues	113,294	102,321	11%
Expenses	55,027	52,432	5%
Operating Profit	58,267	49,889	17%
Operating Margin	51%	49%

Institutional Investors:
Revenues	84,499	79,203	7%
Expenses	39,158	38,267	2%
Operating Profit	45,341	40,936	11%
Operating Margin	54%	52%

Investment Managers:
Revenues	136,419	116,629	17%
Expenses	83,020	74,289	12%
Operating Profit	53,399	42,340	26%
Operating Margin	39%	36%

Investments in New Businesses:
Revenues	3,866	3,388	14%
Expenses	13,404	10,910	23%
Operating Loss	(9,538)	(7,522)	NM

Totals:
Revenues	$455,686	$414,762	10%
Expenses	301,333	286,551	5%
Corporate Overhead Expenses	21,516	17,983	20%
Income from Operations	$132,837	$110,228	21%

First-Quarter Business Highlights:
•Revenues from Asset management, administration, and distribution fees increased primarily from higher assets under administration in our Investment Managers segment due to market appreciation and positive cash flows from new and existing clients.
•Average assets under administration increased $142.4 billion, or 21%, to $821.6 billion in the first-quarter 2021, as compared to $679.2 billion during the first-quarter 2020 (see attached Average Asset Balances schedules for further details).
•Average assets under management, excluding LSV, increased $43.2 billion, or 18%, to $280.4 billion in the first-quarter 2021, as compared to $237.2 billion during the first-quarter 2020 (see attached Average Asset Balances schedules for further details).
•Net sales events in the Private Banks and Investment Managers segments during first-quarter 2021 were $17.5 million, and are expected to generate net annualized recurring revenues of approximately $13.0 million when contract values are completely realized.
•Net sales events in asset management related businesses of the Investment Advisors and Institutional Investors segments and the Asset Management Distribution (AMD) business in the Private Banks segment during first-quarter 2021 were negative $12.7 million, mainly related to net losses in our legacy Institutional client base of $9.9 million and a single product use client in the AMD business line of the Private Banks segment.
•The increase in operational expenses was primarily due to increased consulting costs related to our continued investments in new business opportunities, such as our One SEISM strategy and IT Services offering, as well as increased personnel costs to service new clients in our Investment Managers segment. This increase was partially offset by a decline in travel and promotional-related expenses.
•Earnings from LSV increased by $3.5 million, or 12%, to $33.4 million in first-quarter 2021, as compared to $29.9 million in first-quarter 2020. The increase in earnings was due to higher assets under management from market appreciation. Negative cash flows from existing clients and client losses partially offset the increase in earnings from LSV.
•Stock-based compensation expense in first-quarter 2021 increased $2.8 million as compared to first-quarter 2020 due to equity awards in late 2020.
•We recorded a net gain from investments of approximately $332 thousand during the first-quarter 2021 as compared to a net loss of approximately $4.0 million during the first-quarter 2020.
•We capitalized $6.3 million of software development costs in first-quarter 2021 for continued enhancements to the SEI Wealth PlatformSM (SWP). Amortization expense related to SWP was $11.9 million in first-quarter 2021.
•Effective tax rates were 22.6% in first-quarter 2021 and 21.5% in first-quarter 2020. The increase in our effective tax rate was due to decreased tax benefits associated with a lower volume of stock option exercises.
•We repurchased 1.2 million shares of our common stock for $66.9 million during the first-quarter 2021.
•Cash flow from operations was $136.6 million, or $0.94 per share, and free cash flow was $126.0 million during the first-quarter 2021.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern time on April 21, 2021. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 866-207-1041; (International) 402-970-0847; Access Code: 1599078.

About SEI
After 50 years in business, SEI (NASDAQ:SEIC) remains a leading global provider of investment processing, investment management, and investment operations solutions designed to help corporations, financial institutions, financial advisors, and ultra-high-net-worth families create and manage wealth. As of March 31, 2021, through its subsidiaries and partnerships in which the company has a significant interest, SEI manages, advises or administers approximately $1 trillion in hedge, private equity, mutual fund and pooled or separately managed assets, including approximately $384 billion in assets under management and $836 billion in client assets under administration. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as ‘'may,’' '‘will,’' ‘'expect,’' ‘'believe’' and ‘'continue’' or ‘‘appear.’’ Our forward-looking statements include our current expectations as to:
•revenue that we believe will be generated by sales events that occurred during the quarter,
•whether we will invest in the strength and expansion of our solutions,
•our strategic priorities and the degree to which we will execute on them,
•the elements of our long-term success, and
•the degree to which our business will be successful and the beneficiaries of any such success.
We anticipate that we may deliver forward-looking statements during today’s earnings call that include our current expectations as to:
•our ability to capture the opportunities inherent in significant change,
•the timing and success of client implementations and conversions,
•our ability to expand our relationships and revenue opportunities with new and existing clients,
•our ability to leverage our technologies and scale our businesses,
•the degree to which one-time and transaction-based revenues during the quarter will be repeated,
•revenue that we believe will be generated by sales events that occurred during the quarter or when our unfunded backlog may fund,
•the strategic initiatives and business segments that we will pursue and those in which we will invest,
•the strength of our pipelines,
•the momentum we may have with respect to our businesses,
•the headwinds we will face and our strategies for how we may respond to these headwinds,
•how we will manage our expenses and the degree to which our forecasted expenses will decline or increase,
•when we integrate purchased assets into SWP and the timing of our ability to offer additional services to clients,
•the organic and inorganic opportunities that will drive our growth, and
•the success of our strategic investments.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2020, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended March 31,
	2021	2020

Asset management, admin. and distribution fees	$367,646	$331,853
Information processing and software servicing fees	88,040	82,909

Total revenues	455,686	414,762

Subadvisory, distribution and other asset mgmt. costs	50,164	45,337
Software royalties and other information processing costs	5,742	7,447
Compensation, benefits and other personnel	137,221	131,481
Stock-based compensation	9,752	6,929
Consulting, outsourcing and professional fees	54,340	53,290
Data processing and computer related	25,721	22,704
Facilities, supplies and other costs	17,248	16,796
Amortization	14,352	13,077
Depreciation	8,309	7,473

Total expenses	322,849	304,534

Income from operations	132,837	110,228

Net gain (loss) on investments	332	(3,989)
Interest and dividend income	945	3,203
Interest expense	(123)	(152)
Equity in earnings of unconsolidated affiliate	33,350	29,907

Income before income taxes	167,341	139,197

Income taxes	37,871	29,955

Net income	$129,470	$109,242

Basic earnings per common share	$0.90	$0.73

Shares used to calculate basic earnings per share	143,201	149,468

Diluted earnings per common share	$0.89	$0.72

Shares used to calculate diluted earnings per share	145,306	152,368

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	December 31,
	2021	2020
Assets
Current Assets:
Cash and cash equivalents	$782,582	$784,626
Restricted cash	3,101	3,101
Receivables from investment products	57,291	55,271
Receivables, net of allowance for doubtful accounts of $2,307 and $1,100	406,028	385,219
Securities owned	33,040	34,064
Other current assets	42,809	38,696
Total Current Assets	1,324,851	1,300,977

Property and Equipment, net of accumulated depreciation of $386,319 and $378,639	184,253	189,052
Operating Lease Right-of-Use Assets	37,762	38,397
Capitalized Software, net of accumulated amortization of $505,112 and $491,739	263,964	270,977
Available for Sale and Equity Securities	114,973	105,419
Investments in Affiliated Funds, at fair value	6,623	6,166
Investment in Unconsolidated Affiliate	51,743	98,433
Goodwill	64,489	64,489
Intangible Assets, net of accumulated amortization of $13,377 and $12,456	34,383	24,304
Deferred Contract Costs	33,430	33,781
Deferred Income Taxes	2,706	2,972
Other Assets, net	31,724	32,289
Total Assets	$2,150,901	$2,167,256

Liabilities and Equity
Current Liabilities:
Accounts payable	$5,529	$7,766
Accrued liabilities	199,235	299,845
Current portion of long-term operating lease liabilities	9,813	8,579
Deferred revenue	1,335	1,085
Total Current Liabilities	215,912	317,275

Long-term Income Taxes Payable	803	803
Deferred Income Taxes	50,892	55,159
Long-term Operating Lease Liabilities	33,089	34,058
Other Long-term Liabilities	21,097	20,054
Total Liabilities	321,793	427,349

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 142,701 and 143,396 shares issued and outstanding	1,427	1,434
Capital in excess of par value	1,208,433	1,190,001
Retained earnings	634,651	565,270
Accumulated other comprehensive loss, net	(15,403)	(16,798)
Total Shareholders' Equity	1,829,108	1,739,907
Total Liabilities and Shareholders' Equity	$2,150,901	$2,167,256

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31	Mar. 31,
	2020	2020	2020	2020	2021
Private Banks:
Equity and fixed-income programs	$21,160	$22,974	$23,499	$25,498	$25,098
Collective trust fund programs	5	5	6	6	7
Liquidity funds	4,143	4,291	3,718	3,778	3,793
Total assets under management	$25,308	$27,270	$27,223	$29,282	$28,898
Client assets under administration	21,497	23,903	24,174	26,346	4,379
Total assets	$46,805	$51,173	$51,397	$55,628	$33,277

Investment Advisors:
Equity and fixed-income programs	$54,856	$59,958	$65,581	$71,247	$73,818
Collective trust fund programs	2	3	3	1	1
Liquidity funds	5,969	6,648	3,866	3,832	3,584
Total assets under management	$60,827	$66,609	$69,450	$75,080	$77,403

Institutional Investors:
Equity and fixed-income programs	$72,399	$80,257	$83,846	$90,869	$92,040
Collective trust fund programs	94	103	101	98	95
Liquidity funds	3,672	1,924	2,096	2,128	2,909
Total assets under management	$76,165	$82,284	$86,043	$93,095	$95,044
Client assets under advisement	3,406	3,326	3,618	4,063	4,333
Total assets	$79,571	$85,610	$89,661	$97,158	$99,377

Investment Managers:
Collective trust fund programs	48,226	58,178	63,277	75,214	78,304
Liquidity funds	392	664	389	424	449
Total assets under management	$48,618	$58,842	$63,666	$75,638	$78,753
Client assets under administration (A)	610,794	668,611	730,369	760,397	831,819
Total assets	$659,412	$727,453	$794,035	$836,035	$910,572

Investments in New Businesses:
Equity and fixed-income programs	$1,484	$1,498	$1,572	$1,711	$1,777
Liquidity funds	152	194	169	162	289
Total assets under management	$1,636	$1,692	$1,741	$1,873	$2,066
Client assets under advisement	1,056	1,193	1,179	1,299	1,355
Total assets	$2,692	$2,885	$2,920	$3,172	$3,421

LSV Asset Management:
Equity and fixed-income programs (B)	$70,851	$81,134	$82,051	$93,692	$101,565

Total:
Equity and fixed-income programs (C)	$220,750	$245,821	$256,549	$283,017	$294,298
Collective trust fund programs	48,327	58,289	63,387	75,319	78,407
Liquidity funds	14,328	13,721	10,238	10,324	11,024
Total assets under management	$283,405	$317,831	$330,174	$368,660	$383,729
Client assets under advisement	4,462	4,519	4,797	5,362	5,688
Client assets under administration (D)	632,291	692,514	754,543	786,743	836,198
Total assets	$920,158	$1,014,864	$1,089,514	$1,160,765	$1,225,615
(A)Client assets under administration in the Investment Managers segment include $54.6 billion of assets that are at fee levels below our normal full-service assets (as of March 31, 2021).
(B)Equity and fixed-income programs include $2.4 billion of assets managed by LSV in which fees are based on performance only (as of March 31, 2021).
(C)Equity and fixed-income programs include $7.9 billion of assets invested in various asset allocation funds at March 31, 2021.
(D)In addition to the numbers presented, SEI also administers an additional $13.3 billion in Funds of Funds assets (as of
March 31, 2021) on which SEI does not earn an administration fee.

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	1st Qtr.	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.
	2020	2020	2020	2020	2021
Private Banks:
Equity and fixed-income programs	$24,657	$22,229	$23,740	$24,284	$25,139
Collective trust fund programs	4	5	7	6	6
Liquidity funds	3,581	4,366	3,948	3,712	3,876
Total assets under management	$28,242	$26,600	$27,695	$28,002	$29,021
Client assets under administration	24,840	23,819	25,295	25,368	4,317
Total assets	$53,082	$50,419	$52,990	$53,370	$33,338

Investment Advisors:
Equity and fixed-income programs	$64,933	$57,429	$64,479	$68,396	$73,239
Collective trust fund programs	3	3	3	2	1
Liquidity funds	3,284	6,923	4,569	3,788	3,619
Total assets under management	$68,220	$64,355	$69,051	$72,186	$76,859

Institutional Investors:
Equity and fixed-income programs	$79,926	$77,037	$82,830	$86,277	$91,349
Collective trust fund programs	86	100	102	102	96
Liquidity funds	2,342	2,476	2,120	2,271	2,621
Total assets under management	$82,354	$79,613	$85,052	$88,650	$94,066
Client assets under advisement	3,760	3,362	3,565	3,746	4,146
Total assets	$86,114	$82,975	$88,617	$92,396	$98,212

Investment Managers:
Collective trust fund programs	55,952	54,061	62,028	69,349	78,035
Liquidity funds	617	482	565	411	490
Total assets under management	$56,569	$54,543	$62,593	$69,760	$78,525
Client assets under administration (A)	654,386	649,012	713,528	754,350	817,330
Total assets	$710,955	$703,555	$776,121	$824,110	$895,855

Investments in New Businesses:
Equity and fixed-income programs	$1,663	$1,468	$1,560	$1,634	$1,743
Liquidity funds	168	182	180	165	169
Total assets under management	$1,831	$1,650	$1,740	$1,799	$1,912
Client assets under advisement	1,222	1,148	1,206	1,218	1,327
Total assets	$3,053	$2,798	$2,946	$3,017	$3,239

LSV Asset Management:
Equity and fixed-income programs (B)	$88,059	$80,395	$83,536	$88,182	$97,476

Total:
Equity and fixed-income programs (C)	$259,238	$238,558	$256,145	$268,773	$288,946
Collective trust fund programs	56,045	54,169	62,140	69,459	78,138
Liquidity funds	9,992	14,429	11,382	10,347	10,775
Total assets under management	$325,275	$307,156	$329,667	$348,579	$377,859
Client assets under advisement	4,982	4,510	4,771	4,964	5,473
Client assets under administration (D)	679,226	672,831	738,823	779,718	821,647
Total assets	$1,009,483	$984,497	$1,073,261	$1,133,261	$1,204,979
(A)    Average client assets under administration in the Investment Managers segment during first-quarter 2021 include $53.8 billion that are at fee levels below our normal full-service assets.
(B)    Equity and fixed-income programs include $2.2 billion of average assets managed by LSV in which fees are based on performance only during first-quarter 2021.
(C)    Equity and fixed-income programs include $7.9 billion of average assets invested in various asset allocation funds during first-quarter 2021.
(D)    In addition to the numbers presented, SEI also administers an additional $13.2 billion of average assets in Funds of Funds assets during first-quarter 2021 on which SEI does not earn an administration fee.